[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                        MFS(R) MULTIMARKET
                        INCOME TRUST

                        ANNUAL REPORT o OCTOBER 31, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Results of Shareholder Meeting ............................................ 10
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 23
Notes to Financial Statements ............................................. 27
Independent Auditors' Report .............................................. 35
Trustees and Officers ..................................................... 37

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over two months since the events of September 11, among the most tragic events ever to occur on U.S. soil. The human dimensions of September 11 have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11, we felt that the market was approaching bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks.

On October 31, the U.S. Commerce Department announced that gross domestic product (GDP) declined 0.4% in the third quarter, the first drop in GDP since 1993. With most economists expecting GDP growth to be negative in the fourth quarter as well, this announcement virtually assured that the economy has entered a recession. (A recession is generally defined as two or more consecutive quarters of declining GDP growth.)

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had experienced a significant downturn prior to September 11, with many stocks already factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed a market rally that seemed amazing in light of the enormity of the tragedy: as of November 14, the Dow Jones Industrial Average is up 19%, the Standard & Poor's 500 Stock Index is up 18%, and the NASDAQ Composite Index is up 34%, compared to their post-September 11 lows. And all three indices are above their September 10 levels.(1)

Consumer spending, which accounts for about two-thirds of GDP, is certainly down and may remain so for a while. However, it does appear to be recovering slowly from the sharp drop we experienced immediately after September 11. In fact, a Commerce Department report released on November 13 reported that retail and food services sales jumped 7.1% in October, far exceeding economists' projections of a 2% increase over September sales.(2)

Prior to September 11, corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990 - 1991, a period that included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade-long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. As of November 14, the Federal Reserve Board (the Fed) has cut interest rates three times since the attacks, bringing rates to their lowest level in four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments -- such as corporate bonds and stocks -- that may do more to drive the economy.

President Bush and Congress also seem determined to help bolster the economy, and as of mid-November, several economic stimulus packages appear to be working their way through the legislative process.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

At the present time, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 14, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

(1) Source: Lipper Inc. and MFS research. The Dow Jones Industrial Average
    (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.
(2) Source: The Wall Street Journal Online, November 14, 2001.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Steven E. Nothern]
     Steven E. Nothern

Dear Shareholders,
For the 12 months ended October 31, 2001, the trust provided a total return of 9.83% based on its beginning and ending stock market prices and assuming the reinvestment of any distributions paid during the period. The trust's total return based on its net asset value (NAV) was 7.28%. The trust's results compare to returns over the same period for the following benchmarks: 10.38% for the J.P. Morgan Non-Dollar Government Bond Index (the Morgan Index), 15.08% for the Lehman Brothers Government Bond Index, and -0.16% for the Lehman Brothers High Yield Bond Index. The Morgan Index is an unmanaged aggregate of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year. The Lehman Brothers Government Bond Index is unmanaged and is comprised of all publicly issued debt obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers High Yield Bond Index includes all fixed- income securities having a maximum quality rating from Moody's Investors Service of "Ba1," a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the index.

Throughout this 12-month period the Federal Reserve Board (the Fed) became more aggressive in trying to support economic growth, by cutting short-term interest rates from 6.5% at the beginning of the year to 2.5% at the end of the period. These moves were a response to the gradual deceleration of the economy that began about a year ago and was further weakened after the tragic events of September 11.

Of the trust's holdings across the six sectors in which we invest, we generally favored high-quality government and corporate holdings. Overall, we increased our investments in U.S. Treasuries and high-quality corporate bonds. High-grade corporate bonds have tended to do well in a slower economy because they are generally from more stable companies, therefore, consumers have been more confident that interest and principal payments will be made. They have also been more liquid. We have conservatively increased exposure to higher- quality companies whose bonds have been trading at their widest spread levels for the year -- the yield difference between Treasuries and corporate bonds. (Principal and interest of U.S. Treasury securities are guaranteed by the U.S. government if held to maturity.)

During the period, sharp declines in short-term interest rates caused the yield curve -- a representation of the difference between short- and long-term rates -- to steepen. To take advantage of this environment earlier in the year, we exposed the portfolio to bonds with maturities in the one-to three-year range. Now that the bulk of the Fed easing cycle may be over, we believe it is the right time to move up the curve and extend the durations of our holdings. In our opinion, this means intermediate-maturity Treasuries (three- to seven-year securities) are poised to outperform. We have positioned the portfolio accordingly by increasing our intermediate-term exposure.

We reduced our allocation to high-yield bonds during the period since this asset class has tended to perform poorly in a slowing economy. This sector detracted slightly from relative performance over the year. Earlier in the year, this sector was one of the best-performing areas of the market because the bond market was anticipating a recovery. We believe market fundamentals continue to remain poor for this sector as the default rate has continued to climb and have thus decreased our exposure to this sector. Longer term, however, we believe there are many companies and industries in this sector with strong balance sheets and cash flows and will continue to look for opportunities. Research has continued to be the key in monitoring those high-yield names that have remained in the portfolio.

Although we have increased our international exposure, we have continued to invest overseas only if we feel these opportunities would outperform domestic bonds. Abroad, we have also seen signs of economic deceleration with a sharp decline in Asian regions and moderating of growth in Europe. This can be positive for bonds in those countries. We have invested mainly in bonds offered by the dollar-bloc countries, including the United States, New Zealand, and Canada. Due to their more stable economies, these holdings contributed positively to performance in 2001. In addition, we have also invested a small portion of the portfolio in Europe.

Emerging market bonds have been a strong performing sector over the period but we have become more cautious with regard to this sector, given the decline in oil prices and the global economic slowdown. We've thus reduced exposure to Russia and increased diversification. We continue to put our small emerging market holdings in countries that have performed well because their geo-political situation has been improving, and as a result, they have become upgrade candidates. When a bond's rating is upgraded -- crosses over from below-investment grade to investment grade -- the bond is considered less risky and, therefore, its price usually rises.

Although we feel the economic recovery will take longer than initially anticipated, we think the fundamentals are positive for an increase in economic growth in the future. Interest rates have remained low, inflation has been low, and recent tax cuts and fiscal stimulus packages have put more money in the hands of consumers. An economic recovery would suggest a change in our interest-rate outlook, and we could expect to make portfolio changes accordingly.

    Respectfully,

/s/ Steven E. Nothern

    Steven E. Nothern
    Portfolio Manager

Note to Shareholders: Effective September 10, 2001, Steven E. Nothern became portfolio manager of the fund replacing James T. Swanson.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

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PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

STEVEN E. NOTHERN, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS PORTFOLIO MANAGER OF THE GOVERNMENT SECURITIES PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, OFFSHORE INVESTMENT PRODUCTS, AND CLOSED-END FUNDS.

STEVE JOINED MFS IN 1986 IN THE FIXED INCOME DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1991, AND SENIOR VICE PRESIDENT IN 1993.

HE IS A GRADUATE OF MIDDLEBURY COLLEGE AND HOLDS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM BOSTON UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, SECURITY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------

In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: To provide a high level of current income through investments in fixed-income securities.

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NEW YORK STOCK EXCHANGE SYMBOL: MMT
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PERFORMANCE SUMMARY

For the year ended October 31, 2001

NET ASSET VALUE PER SHARE
October 31, 2000                                                   $6.69
October 31, 2001                                                   $6.60

NEW YORK STOCK EXCHANGE PRICE
October 31, 2000                                                   $6.00
March 2, 2001 (high)*                                              $6.74
September 21, 2001 (low)*                                          $5.53
October 31, 2001                                                   $6.06

*For the period November 1, 2000, through October 31, 2001.
--------------------------------------------------------------------------------

RISK CONSIDERATIONS

Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the trust's net asset value. An investment in the trust is not a complete investment program.

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

The portfolio may invest in derivative securities, which may include futures and options. These types of hedging instruments can increase price fluctuation.

These risks may increase share price volatility. See the prospectus for details.

NUMBER OF SHAREHOLDERS

As of October 31, 2001, our records indicate that there are 10,926 registered shareholders and approximately 44,900 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:
        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $2,500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the annual meeting of shareholders of MFS Multimarket Income Trust, which was held on October 12, 2001, the following actions were taken:

ITEM 1. Trustees of the trust were elected as follows:

                                                     NUMBER OF SHARES
                                          ------------------------------------
NOMINEE                                          FOR         WITHHOLD AUTHORITY
--------------------------------------------------------------------------------
Jeffrey L. Shames                           118,084,164.339      1,713,289.047
John W. Ballen                              118,095,849.339      1,701,604.047
Lawrence H. Cohn                            118,005,913.198      1,791,540.188
J. David Gibbons                            117,895,363.724      1,902,089.662
William R. Gutow                            118,071,477.099      1,725,976.287
J. Atwood Ives                              118,180,911.697      1,616,541.689
Abby M. O'Neill                             117,922,361.557      1,875,091.829
Lawrence T. Perera                          118,207,940.568      1,589,512.818
William J. Poorvu                           118,174,432.327      1,623,021.059
Arnold D. Scott                             118,220,493.991      1,576,959.395
J. Dale Sherratt                            118,070,989.131      1,726,464.255
Elaine R. Smith                             118,203,409.470      1,594,043.916
Ward  Smith                                 117,986,226.561      1,811,226.825

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                           NUMBER OF SHARES
      -------------------------------------------------------
      For                                    86,825,756.695
      Against                                 3,268,322.890
      Abstain                                 1,766,190.801
      Broker Non-votes                       27,937,183.000

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                           NUMBER OF SHARES
      -------------------------------------------------------
      For                                    86,562,461.645
      Against                                 3,269,278.303
      Abstain                                 2,028,530.438
      Broker Non-votes                       27,937,183.000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                           NUMBER OF SHARES
      -------------------------------------------------------
      For                                   115,703,152.803
      Against                                 2,300,967.132
      Abstain                                 1,793,333.451

ITEM 5. The ratification of the election of Ernst & Young LLP as the independent public accountants to be employed by the trust for the fiscal year ending October 31, 2001.

                                           NUMBER OF SHARES
      -------------------------------------------------------
      For                                   117,961,707.912
      Against                                   811,793.481
      Abstain                                 1,023,951.993

PORTFOLIO OF INVESTMENTS -- October 31, 2001

Bonds - 94.1%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
U.S. Bonds - 68.1%
  Aerospace - 0.1%
    Argo Tech Corp., 8.625s, 2007                                 $         165       $    107,250
    BE Aerospace, Inc., 8s, 2008                                            620            458,800
    K & F Industries, Inc., 9.25s, 2007                                     200            189,000
                                                                                      ------------
                                                                                      $    755,050
--------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.3%
    Synthetic Industries, Inc., 13s, 2008 (In default)            $       2,600       $  1,170,000
    Westpoint Stevens, Inc., 7.875s, 2008                                 1,225            370,563
                                                                                      ------------
                                                                                      $  1,540,563
--------------------------------------------------------------------------------------------------
  Automotive
    Hayes Wheels International, Inc., 9.125s, 2007
      (In default)                                                $       2,100       $     47,250
--------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.0%
    Bank America Corp., 7.4s, 2011                                $       4,932       $  5,421,205
--------------------------------------------------------------------------------------------------
  Building - 0.9%
    AAF-McQuay, Inc., 8.875s, 2003                                $       1,925       $  1,915,375
    American Standard, Inc., 7.375s, 2008                                 1,050          1,065,750
    Building Materials Corp., 8s, 2007                                    1,100            825,000
    Nortek, Inc., 8.875s, 2008                                            1,215          1,166,400
    Nortek, Inc., 9.25s, 2007                                               125            121,250
                                                                                      ------------
                                                                                      $  5,093,775
--------------------------------------------------------------------------------------------------
  Business Services - 0.3%
    Iron Mountain, Inc., 8.75s, 2009                              $       1,600       $  1,664,000
--------------------------------------------------------------------------------------------------
  Chemicals - 0.6%
    Huntsman ICI Holdings LLC, 10.125s, 2009                      $       1,025       $    820,000
    Lyondell Chemical Co., 10.875s, 2009                                  1,750          1,461,250
    Sterling Chemicals, Inc., 12.375s, 2006 (In default)                  1,285          1,040,850
                                                                                      ------------
                                                                                      $  3,322,100
--------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.4%
    Kindercare Learning Centers, Inc., 9.5s, 2009                 $         350       $    341,250
    Samsonite Corp., 10.75s, 2008                                         1,400            952,000
    Williams Scotsman, Inc., 9.875s, 2007                                 1,250          1,175,000
                                                                                      ------------
                                                                                      $  2,468,250
--------------------------------------------------------------------------------------------------
  Containers - 0.4%
    Ball Corp., 7.75s, 2006                                       $         500       $    510,000
    Silgan Holdings, Inc., 9s, 2009                                       1,500          1,492,500
                                                                                      ------------
                                                                                      $  2,002,500
--------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 3.1%
    Airplane Pass-Through Trust, 10.875s, 2019                    $         247       $     99,770
    Commercial Mortgage Asset Trust, 6.25s, 2013##                        3,500          2,628,281
    Continental Airlines Pass-Through Trust, Inc.,
      6.545s, 2019                                                        2,572          2,324,733
    DLJ Mortgage Acceptance Corp., 8s, 2003                               5,750          5,735,635
    GMAC Commercial Mortgage Security, Inc., 6.02s, 2033                  5,800          4,592,875
    Mortgage Capital Funding, Inc., 7.214s, 2007                          2,250          2,025,907
                                                                                      ------------
                                                                                      $ 17,407,201
--------------------------------------------------------------------------------------------------
  Energy - 1.1%
    Continental Resources, Inc., 10.25s, 2008                     $       1,000       $    870,000
    P&L Coal Holdings Corp., 9.625s, 2008                                 1,411          1,502,715
    Triton Energy Ltd., 9.25s, 2005                                       3,500          3,876,250
                                                                                      ------------
                                                                                      $  6,248,965
--------------------------------------------------------------------------------------------------
  Energy - Integrated - 0.3%
    Chesapeake Energy Corp., 8.125s, 2011##                       $       1,620       $  1,583,550
--------------------------------------------------------------------------------------------------
  Entertainment - 0.6%
    Turner Broadcasting Systems, Inc., 8.4s, 2024                 $       3,000       $  3,158,280
--------------------------------------------------------------------------------------------------
  Financial Institutions - 4.6%
    Beaver Valley Funding Corp. II, 9s, 2017                      $       1,491       $  1,718,497
    Commercial Mortgage Acceptance Corp., 5.44s, 2013                     8,000          5,713,539
    Ford Motor Credit Co., 5.625s, 2004                                     375            341,583
    Ford Motor Credit Co., 7.375s, 2011                                   5,350          5,448,226
    General Motors Acceptance Corp., 6s, 2006                               375            339,817
    Morgan Stanley Capital, Inc., 7.731s, 2039                            5,560          5,004,269
    Nationslink Funding Corp., 5s, 2009                                   5,460          4,149,600
    Residential Accredit Loans, Inc., 7.75s, 2027                         2,495          2,659,150
                                                                                      ------------
                                                                                      $ 25,374,681
--------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.0%
    Buckeye Cellulose Corp., 9.25s, 2008                          $       2,150       $  2,010,250
    Gaylord Container Corp., 9.375s, 2007                                   400            320,000
    Gaylord Container Corp., 9.75s, 2007                                  1,200            960,000
    Riverwood International Corp., 10.25s, 2006                           1,250          1,287,500
    U.S. Timberlands, 9.625s, 2007                                        1,700            935,000
                                                                                      ------------
                                                                                      $  5,512,750
--------------------------------------------------------------------------------------------------
  Industrial - 0.4%
    Midland Cogeneration Venture Corp., 10.33s, 2002              $       2,038       $  2,089,812
--------------------------------------------------------------------------------------------------
  Insurance - 0.5%
    Americo Life, Inc., 9.25s, 2005                               $       2,650       $  2,570,500
--------------------------------------------------------------------------------------------------
  Internet
    PSINet, Inc., 11s, 2009 (In default)                          $         530       $     41,075
--------------------------------------------------------------------------------------------------
  Machinery - 0.5%
    Agco Corp., 9.5s, 2008                                        $       2,000       $  2,060,000
    Numatics, Inc., 9.625s, 2008                                            400            180,000
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008
      (In default)                                                        1,500            538,125
                                                                                      ------------
                                                                                      $  2,778,125
--------------------------------------------------------------------------------------------------
  Media - Cable - 7.9%
    Adelphia Communications Corp., 9.875s, 2007                   $       1,725       $  1,612,875
    Allbritton Communications Co., 9.75s, 2007                            1,005          1,035,150
    Century Communications Corp., 9.5s, 2005                                450            432,000
    Chancellor Media Corp., 8.125s, 2007                                  3,625          3,770,000
    Chancellor Media Corp., 8.75s, 2007                                   1,000          1,050,000
    Charter Communications Holdings, 0s to 2004, 9.92s, 2011              4,000          2,760,000
    Continental Cablevision, Inc., 9.5s, 2013                             5,000          5,646,200
    Cox Communications, Inc., 7.875s, 2009                                3,864          4,240,586
    Cox Communications, Inc., 7.75s, 2010                                 1,154          1,267,923
    Cox Communications, Inc., 6.75s, 2011                                   886            910,338
    CSC Holdings, Inc., 8.125s, 2009                                      1,969          2,048,902
    Cumulus Media, Inc., 10.375s, 2008                                       55             55,000
    Echostar DBS Corp., 9.375s, 2009                                      2,425          2,461,375
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                          2,450          2,572,500
    FrontierVision Holdings LP, 11s, 2006                                 2,000          2,050,000
    FrontierVision Holdings LP, 11.875s, 2007                               500            520,000
    Granite Broadcasting Corp., 10.375s, 2005                             1,221            854,700
    Jones Intercable, Inc., 8.875s, 2007                                  1,500          1,650,165
    Lenfest Communications, Inc., 10.5s, 2006                               500            596,710
    LIN Holdings Corp., 0s to 2003, 10s, 2008                             1,500          1,020,000
    NTL Communications Corp., 0s to 2003, 12.375s, 2008                   1,025            389,500
    NTL, Inc., 0s to 2003, 9.75s, 2008                                    1,860            706,800
    TCI Communications Financing III, 9.65s, 2027                         5,000          5,618,300
    United International Holdings Corp., 0s to 2003,
      10.75s, 2008                                                        1,840            294,400
                                                                                      ------------
                                                                                      $ 43,563,424
--------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.4%
    Commonwealth Aluminum Corp., 10.75s, 2006                     $       1,000       $    930,000
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                        1,015            964,250
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006                         175            133,000
                                                                                      ------------
                                                                                      $  2,027,250
--------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 1.0%
    Consolidated Natural Gas Co., 6.25s, 2011                     $       5,456       $  5,573,740
--------------------------------------------------------------------------------------------------
  Oil Services - 0.4%
    AmeriGas Partners LP, 10.125s, 2007                           $         510       $    526,575
    Forest Oil Corp., 10.5s, 2006                                         1,250          1,306,250
    Pemex Project, 9.125s, 2010                                             112            117,600
                                                                                      ------------
                                                                                      $  1,950,425
--------------------------------------------------------------------------------------------------
  Oils
    Clark USA, Inc., 10.875s, 2005                                $          60       $     46,800
--------------------------------------------------------------------------------------------------
  Pollution Control - 0.4%
    Allied Waste North America, Inc., 10s, 2009                   $       2,375       $  2,392,813
--------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.2%
    Hollinger International Publishing, 9.25s, 2007               $       1,250       $  1,187,500
--------------------------------------------------------------------------------------------------
  Railroad - 0.1%
    Security National Financial Corp., 7.5s, 2008                 $         750       $    790,178
--------------------------------------------------------------------------------------------------
  Retail - 0.2%
    J.Crew Operating Corp., 10.375s, 2007                         $       1,680       $  1,310,400
--------------------------------------------------------------------------------------------------
  Special Products & Services - 0.1%
    Haynes International, Inc., 11.625s, 2004                     $       1,095       $    547,500
--------------------------------------------------------------------------------------------------
  Steel - 0.6%
    AK Steel Holdings Corp., 9.125s, 2006                         $       2,804       $  2,782,970
    WCI Steel, Inc., 10s, 2004                                              825            528,000
                                                                                      ------------
                                                                                      $  3,310,970
--------------------------------------------------------------------------------------------------
  Technology - 0.6%
    Unisystem Corp., 7.875s, 2008                                 $       3,250       $  3,201,250
--------------------------------------------------------------------------------------------------
  Telecom - Wireless - 1.8%
    American Tower Corp., 9.375s, 2009                            $       1,650       $  1,320,000
    Centennial Cellular Operating Co., 10.75s, 2008                         500            435,000
    Crown Castle International Corp., 10.75s, 2011                        2,000          1,900,000
    Nextel Communications, Inc., 0s to 2002, 9.75s, 2007                    300            183,000
    Nextel Communications, Inc., 0s to 2003, 9.95s, 2008                  1,450            862,750
    Nextel International, Inc., 0s to 2003, 12.125s, 2008                 2,750            137,500
    Rural Cellular Corp., 9.625s, 2008                                    1,125          1,102,500
    Spectrasite Holdings, Inc., 10.75s, 2010                                500            280,000
    Spectrasite Holdings, Inc., 0s to 2003, 12s, 2008                     2,550            841,500
    Triton PCS, Inc., 0s to 2003, 11s, 2008                               1,460          1,314,000
    Western Wireless Corp., 10.5s, 2007                                   1,500          1,545,000
                                                                                      ------------
                                                                                      $  9,921,250
--------------------------------------------------------------------------------------------------
  Telecom - Wireline - 1.6%
    Allegiance Telecommunications, Inc., 12.875s, 2008##          $       1,220       $    817,400
    Exodus Communications, Inc., 11.625s, 2010 (In default)                 950            204,250
    Focal Communications Corp., 0s to 2003, 12.125s, 2008                   450            121,500
    ICG Holdings, Inc., 0s to 2001, 12.5s, 2006                           1,380            124,200
    ITC Deltacom, Inc., 9.75s, 2008                                       3,695          1,330,200
    Nextlink Communications, Inc., 10.75s, 2009                             760            159,600
    Sprint Corp., 6s, 2007##                                              4,206          4,199,691
    Time Warner Telecommunications LLC, 9.75s, 2008                       2,500          1,875,000
    Worldwide Fiber, Inc., 12s, 2009 (In default)                           500              2,245
                                                                                      ------------
                                                                                      $  8,834,086
--------------------------------------------------------------------------------------------------
  Tire & Rubber - 0.1%
    Day International Group, Inc., 11.125s, 2005                  $         855       $    778,050
--------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 16.6%
    FHML, 4.5s, 2004                                              $       5,000       $  5,175,800
    Financing Corp., 9.4s, 2018                                          12,000         16,981,920
    FNMA, 6.5s, 2014 - 2031                                              14,747         15,234,539
    FNMA, 6.625s, 2009                                                   10,000         11,257,800
    FNMA, 7s, 2029 - 2099                                                16,200         16,899,678
    FNMA, 6s, 2008                                                        5,000          5,438,300
    GNMA, 6.5s, 2028                                                     16,566         17,161,494
    GNMA, 8s, 2030                                                        1,152          1,219,221
    GNMA, 8s, 2030                                                        2,747          2,906,187
                                                                                      ------------
                                                                                      $ 92,274,939
--------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 16.5%
    U.S. Treasury Bonds, 12s, 2005                                $      14,000       $ 18,073,160
    U.S. Treasury Bonds, 12s, 2013                                       12,000         17,566,920
    U.S. Treasury Bonds, 9.875s, 2015                                    18,429         27,966,007
    U.S. Treasury Bonds, 6.125s, 2029                                     3,500          4,043,060
    U.S. Treasury Bonds, 5.375s, 2031                                    10,000         10,746,900
    U.S. Treasury Bonds, 3.375s, 2032                                     5,000          5,201,550
    U.S. Treasury Notes, 4.625s, 2006                                     5,000          5,229,700
    U.S. Treasury Notes, 5s, 2011                                         2,750          2,908,978
                                                                                      ------------
                                                                                      $ 91,736,275
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.5%
    AES Corp., 8.875s, 2011                                       $         540       $    491,400
    BVPS II Funding Corp., 8.68s, 2017                                      991          1,102,933
    Niagara Mohawk Power Corp., 7.25s, 2002                               1,437          1,480,904
    Niagara Mohawk Power Corp., 8.77s, 2018                               2,395          2,511,613
    Progress Energy Inc., 5.85s, 2008                                     5,818          5,911,146
    PSEG Power LLC, 7.75s, 2011##                                         2,511          2,752,807
    Toledo Edison Co., 8.7s, 2002                                         2,192          2,272,403
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                        2,745          2,883,798
                                                                                      ------------
                                                                                      $ 19,407,004
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $377,933,486
--------------------------------------------------------------------------------------------------
Foreign Bonds - 26.0%
  Algeria
    Republic of Algeria, 4.313s, 2004                             $         198       $    168,300
--------------------------------------------------------------------------------------------------
  Argentina
    Supercanal Holdings S.A., 11.5s, 2005 (Media -
      Cable)## (In default)                                       $       1,000       $    100,000
--------------------------------------------------------------------------------------------------
  Bermuda - 0.3%
    Flag Ltd., 8.25s, 2008 (Telecom - Wireline)                   $       1,600       $  1,152,000
    Global Crossing Holdings Ltd., 8.7s, 2007 (Telecom -
      Wireline)                                                           1,730            255,175
    Global Crossing Holdings Ltd., 9.625s, 2008 (Telecom
      - Wireline)                                                            55              9,212
    Global Crossing Holdings Ltd., 9.5s, 2009 (Telecom -
      Wireline)                                                             540             87,750
                                                                                      ------------
                                                                                      $  1,504,137
--------------------------------------------------------------------------------------------------
  Brazil - 0.5%
    Federal Republic of Brazil, 8s, 2014                          $         454       $    307,850
    Federal Republic of Brazil, 6s, 2024                                     50             33,500
    Federal Republic of Brazil, 8.875s, 2024                              2,389          1,361,730
    Federal Republic of Brazil, 12.25s, 2030                                 18             13,527
    Federal Republic of Brazil, 11s, 2040                                 1,630          1,075,800
                                                                                      ------------
                                                                                      $  2,792,407
--------------------------------------------------------------------------------------------------
  Bulgaria - 1.7%
    National Republic of Bulgaria, 4.563s, 2011                   $      12,161       $  9,531,309
    National Republic of Bulgaria, 4.563s, 2012                             151            122,310
                                                                                      ------------
                                                                                      $  9,653,619
--------------------------------------------------------------------------------------------------
  Canada - 2.7%
    AT&T Canada, Inc., 0s to 2003, 9.95s, 2008
      (Telecommunications)                                        $       4,150       $  2,241,000
    Government of Canada, 5.75s, 2006                               CAD   2,591          1,748,986
    Government of Canada, 5.5s, 2009                                     12,922          8,535,379
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)
      (In default)                                                $       1,500            540,000
    Rogers Cantel, Inc., 9.375s, 2008 (Telecom -
      Wireless)                                                           1,800          1,800,000
                                                                                      ------------
                                                                                      $ 14,865,365
--------------------------------------------------------------------------------------------------
  Colombia
    Republic of Colombia, 11.375s, 2008                             EUR      80       $     72,655
--------------------------------------------------------------------------------------------------
  Dominican Republic - 0.1%
    Dominican Republic, 9.5s, 2006##                              $         660       $    650,925
--------------------------------------------------------------------------------------------------
  France
    Groupe Danone, 5.625s, 2003 (Food & Beverage Products)          EUR      50       $     46,484
--------------------------------------------------------------------------------------------------
  Germany - 8.2%
    Coca Cola Erfrischungsgetraenke AG, 5.875s, 2005
      (Beverages)                                                   EUR     600       $    566,739
    Depfa Deutsche Pfandbriefbk, 5.5s, 2010 (Corporate
      Asset-Backed)                                                         960            913,585
    Federal Republic of Germany, 6.75s, 2004                              6,221          6,083,669
    Federal Republic of Germany, 4.75s, 2008                             27,987         25,923,572
    Federal Republic of Germany, 4.5s, 2009                               7,608          6,919,251
    Federal Republic of Germany, 5.25s, 2010                              5,000          4,773,779
                                                                                      ------------
                                                                                      $ 45,180,595
--------------------------------------------------------------------------------------------------
  Grand Cayman Islands - 0.7%
    Daiwa PB Ltd., 4.2s, 2049 (Banks & Credit Cos.)               $       4,850       $  3,877,347
--------------------------------------------------------------------------------------------------
  Greece - 0.5%
    Fage Dairy Industries S.A., 9s, 2007 (Food & Beverage
      Products)                                                   $       2,770       $  2,631,500
--------------------------------------------------------------------------------------------------
  Italy - 0.8%
    Republic of Italy, 3.25s, 2004                                  EUR   5,000       $  4,482,295
--------------------------------------------------------------------------------------------------
  Kazakhstan
    Kaztransoil Co., 8.5s, 2006 (Natural Gas - Pipelines)         $          75       $     71,062
--------------------------------------------------------------------------------------------------
  Luxembourg - 0.1%
    Millicom International Cellular Communications Corp.,
      12.5s, 2006 (Telecom - Wireless)                            $         390       $    237,900
--------------------------------------------------------------------------------------------------
  Mexico - 1.5%
    Bepensa S.A., 9.75s, 2004 (Food & Beverages)##                $       2,611       $  2,689,330
    Durango Corp., 13.125s, 2006 (Forest & Paper Products)                1,285          1,156,500
    Grupo Iusacell S.A. de CV, 14.25s, 2006 (Utilities -
      Electric)                                                           2,511          2,561,220
    Petroleos Mexicanos, 9.5s, 2027 (Oils)                                   50             51,250
    United Mexican States, 8.375s, 2011                                      80             81,800
    United Mexican States, 11.375s, 2016                                     90            108,450
    United Mexican States, 8.125s, 2019                                     598            569,350
    United Mexican States, 11.5s, 2026                                      642            800,253
    United Mexican States, 8.3s, 2031                                       160            152,400
                                                                                      ------------
                                                                                      $  8,170,553
--------------------------------------------------------------------------------------------------
  Netherlands - 1.5%
    Tenet Healthcare Corp., 6.375s, 2011 (Medical &
      Health Technology Services)                                 $       4,964       $  4,963,504
    PTC International Finance BV, 0s to 2002, 10.75s,
      2007 (Telecom - Wireless)                                              60             49,800
    Tenet Healthcare Corp., 0s, 2002 (Medical & Health
      Technology Services)                                                2,468          2,381,620
    United Pan-Europe, 10.875s, 2009 (Media - Cable)                      2,200            330,000
    Versatel Telecom B.V., 13.25s, 2008 (Telecom -
      Wireline)                                                           2,125            718,125
                                                                                      ------------
                                                                                      $  8,443,049
--------------------------------------------------------------------------------------------------
  New Zealand - 0.2%
    Government of New Zealand, 8s, 2006                             NZD   2,270       $  1,030,099
--------------------------------------------------------------------------------------------------
  Panama
    Republic of Panama, 4.75s, 2014                               $         117       $    102,439
    Republic of Panama, 9.375s, 2029                                         45             46,575
                                                                                      ------------
                                                                                      $    149,014
--------------------------------------------------------------------------------------------------
  Peru - 0.2%
    Republic of Peru, 4s, 2017                                    $         244       $    160,410
    Republic of Peru, 4.5s, 2017                                          1,082            776,449
                                                                                      ------------
                                                                                      $    936,859
--------------------------------------------------------------------------------------------------
  Philippines
    Philippines Republic, 10.625s, 2025                           $          83       $     70,758
--------------------------------------------------------------------------------------------------
  Russia - 2.9%
    Russian Federation, 3s, 2006                                  $         550       $    341,715
    Russian Federation, 3s, 2003                                         14,122         12,603,885
    Russian Federation, 5s, 2030##                                        5,962          2,834,717
                                                                                      ------------
                                                                                      $ 15,780,317
--------------------------------------------------------------------------------------------------
  South Africa
    Republic of South Africa, 12.5s, 2002                           ZAR   1,000       $    106,687
--------------------------------------------------------------------------------------------------
  South Korea - 0.3%
    Hanvit Bank, 12.75s, 2010 (Banks & Credit Cos.)##             $       1,704       $  1,806,240
--------------------------------------------------------------------------------------------------
  Spain - 1.2%
    Kingdom of Spain, 7s, 2005                                    $       6,102       $  6,756,525
--------------------------------------------------------------------------------------------------
  Turkey
    Republic of Turkey, 11.875s, 2030                             $          57       $     49,448
--------------------------------------------------------------------------------------------------
  United Kingdom - 2.6%
    Bank of Ireland, 7.4s, 2049 (Banks & Credit Cos.)               EUR     500       $    485,325
    Colt Telecom Group PLC, 0s to 2001, 12s, 2006
      (Telecom - Wireline)                                        $         500            405,000
    Colt Telecom Group PLC, 8.875s, 2007 (Telecom -
      Wireline)                                                     DEM   1,000            354,010
    Diamond Cable Communications Corp. PLC, 11.75s, 2005
      (Media - Cable)                                             $       2,000          1,040,000
    Dolphin Telecom PLC, 0s to 2003, 11.5s, 2008 (Telecom
      - Wireless)                                                         2,515             25,150
    Energis PLC, 9.75s, 2009 (Telecom - Wireline)                           510            357,000
    Global Tele-Systems Ltd., 10.875s, 2008
      (Telecommunications) (In default)                                     165              1,650
    Ono Finance PLC, 13s, 2009 (Banks & Credit Cos.)                        750            525,000
    Ono Finance PLC, 14s, 2011 (Banks & Credit Cos.)                      1,000            720,000
    Telewest Communications PLC, 9.625s, 2006 (Media -
      Cable)##                                                            2,200          1,628,000
    United Kingdom Treasury, 6.75s, 2004                            GBP   5,533          8,580,170
                                                                                      ------------
                                                                                      $ 14,121,305
--------------------------------------------------------------------------------------------------
  Venezuela
    Republic of Venezuela, 9.25s, 2027                            $         255       $    169,192
--------------------------------------------------------------------------------------------------
  Ukraine
    Ukraine Republic, 11s, 2007##                                 $         181       $    158,289
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                   $144,082,926
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $541,946,657)                                           $522,016,412
--------------------------------------------------------------------------------------------------
Stocks
--------------------------------------------------------------------------------------------------
                                                                         SHARES
--------------------------------------------------------------------------------------------------
    Colt Telecom Group PLC, ADR (United Kingdom - Telecom
      - Wireline)*                                                        1,565       $     11,190
    Golden Books Family Entertainment, Inc. (Printing &
      Publishing)                                                        19,975                399
    Metal Management, Inc. (Metals & Minerals)                           62,567            187,701
    RJR Nabisco Inc. (Beverages)                                          2,302            129,004
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,452,770)                                            $    328,294
--------------------------------------------------------------------------------------------------
Preferred Stock - 1.6%
--------------------------------------------------------------------------------------------------
    CSC Holdings, Inc., 11.125% (Media - Cable)*                         78,799       $  8,195,096
    Primedia, Inc., 8.625% (Printing & Publishing)                       20,000            800,000
    Primedia, Inc., 10% (Printing & Publishing)                           1,360             61,200
--------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $6,752,910)                                   $  9,056,296
--------------------------------------------------------------------------------------------------
Convertible Bond - 1.2%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Colt Telecom Group PLC, 2s, 2006 (United Kingdom -
      Telecom - Wireline)                                         $       3,450       $  1,853,588
    Telewest Finance Jersey Ltd., 6s, 2005
      (Entertainment)                                                       925            629,000
    Tenet Healthcare Corp., 6s, 2005 (Netherlands -
      Medical & Health Technology Services)                               4,250          4,021,562
--------------------------------------------------------------------------------------------------
Total Convertible Bond (Identified Cost, $6,365,798)                                  $  6,504,150
--------------------------------------------------------------------------------------------------

Warrants
--------------------------------------------------------------------------------------------------
                                                                         SHARES
--------------------------------------------------------------------------------------------------
    Ono Finance PLC, Expire 2/15/11 (United Kingdom -
      Banks & Credit Cos.)                                                1,000       $     20,000
    Loral Orion Network Systems, Inc., Expire 1/15/07
      (Telecom - Wireless)*                                               1,625              4,875
    Loral Orion Network Systems, Inc., Expire 1/15/07
      (Telecom - Wireless)*                                                 700              3,500
--------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $166,689)                                            $     28,375
--------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.0%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Ford Motor Credit Co., due 11/14/01, at Amortized Cost        $      16,555       $ 16,538,261
--------------------------------------------------------------------------------------------------

Rights
--------------------------------------------------------------------------------------------------
                                                                         SHARES
--------------------------------------------------------------------------------------------------
    Banco Central de Uruguay, "A" (Uruguay - Banks &
      Credit Cos.)                                                    1,250,000       $        --
    United Mexican States*                                              501,000              2,756
--------------------------------------------------------------------------------------------------
Total Rights (Identified Cost, $--)                                                   $      2,756
--------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.3%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Goldman Sachs Group, LP dated 10/31/01 due 11/01/01,
      total to be received $1,527,111 (secured by various
      U.S. Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                            $       1,527       $  1,527,000
--------------------------------------------------------------------------------------------------
Put Options Purchased - 0.4%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Brazil Government Bonds/November/68.625                       $         308       $      6,080
    Brazilian Real/April/2.54                                            23,066          1,198,324
    Japanese Yen/November/120                                         4,637,158            825,414
    Japanese Yen/November/125                                         2,251,214             38,271
--------------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $1,003,853)                               $  2,068,089
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $575,753,938)                                     $558,069,633
--------------------------------------------------------------------------------------------------

Put Options Written - (0.4)%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE                         (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
    Brazilian Real/April/2.54                                      BRL   23,066       $ (1,198,324)
    Japanese Yen/November/125.00                                  JPY 2,251,214            (38,271)
    Japanese Yen/November/120.00                                      4,637,158           (825,414)
--------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $2,659,330)                             $ (2,062,009)
--------------------------------------------------------------------------------------------------

Call Options Written
--------------------------------------------------------------------------------------------------
    Brazilian Real/April/2.54 (Premiums Received,
      $167,089)                                                    BRL   23,066       $    (23,619)
--------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (0.2)%                                                 (1,217,268)
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $554,766,737
--------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD = Australian Dollars              JPY = Japanese Yen
BRL = Brazilian Real                  MXN = Mexican Peso
CAD = Canadian Dollars                NZD = New Zealand Dollar
DEM = Deutsche Marks                  SEK = Swedish Kronor
DKK = Danish Krone                    TWD = Taiwan Dollar
EUR = Euro                            ZAR = South African Rand
GBP = British Pounds

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
OCTOBER 31, 2001
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $575,753,938)      $ 558,069,633
  Cash                                                           1,021,516
  Net receivable for forward foreign currency exchange
    contracts                                                    1,489,575
  Net receivable for forward foreign currency exchange
    contracts subject to
    master netting agreements                                    5,298,683
  Receivable for investments sold                               39,694,466
  Interest and dividends receivable                              9,625,851
  Other assets                                                       3,434
                                                             -------------
      Total assets                                           $ 615,203,158
                                                             -------------
Liabilities:
  Distributions payable                                      $     283,414
  Net payable for forward foreign currency exchange
    contracts                                                    3,270,083
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements               2,495,750
  Payable for investments purchased                             51,701,568
  Payable for fund shares reacquired                                84,000
  Written options outstanding, at value (premiums
    received, $2,826,419)                                        2,085,628
  Payable to affiliates -
    Management fee                                                   5,167
    Transfer and dividend disbursing agent fee                      18,651
  Accrued expenses and other liabilities                           492,160
                                                             -------------
      Total liabilities                                      $  60,436,421
                                                             -------------
Net assets                                                   $ 554,766,737
                                                             =============
Net assets consist of:
  Paid-in capital                                            $ 636,768,021
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies            (15,934,500)
  Accumulated net realized loss on investments and foreign
    currency transactions                                      (63,465,810)
  Accumulated net investment loss                               (2,600,974)
                                                             -------------
      Total                                                  $ 554,766,737
                                                             =============
Shares of beneficial interest outstanding (124,846,052
  issued, less 40,799,600 treasury shares)                    84,046,452
                                                              ==========
Net asset value per share (net assets) outstanding of
  $554,766,737 / 84,046,452 shares of beneficial interest
  outstanding)                                                  $6.60
                                                                =====

See notes to financial statements.

Statement of Operations
---------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2001
---------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                 $  47,735,474
    Dividends                                                      860,992
                                                             -------------
      Total investment income                                $  48,596,466
                                                             -------------
  Expenses -
    Management fee                                           $   4,546,216
    Trustees' compensation                                         137,353
    Custodian fee                                                  259,732
    Transfer and dividend disbursing agent fee                     229,617
    Administrative fee                                              63,912
    Auditing fees                                                   38,832
    Legal fees                                                      16,887
    Postage                                                         56,977
    Printing                                                        66,397
    Investor communication expense                                 368,784
    Stock exchange fee                                             100,879
    Miscellaneous                                                   42,915
                                                             -------------
      Total expenses                                         $   5,928,501
    Fees paid indirectly                                          (202,891)
                                                             -------------
      Net expenses                                           $   5,725,610
                                                             -------------
        Net investment income                                $  42,870,856
                                                             -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                  $ (24,950,325)
    Written option transactions                                  2,257,228
    Foreign currency transactions                               (5,114,840)
    Futures contracts                                                 (801)
                                                             -------------
        Net realized loss on investments and foreign
          currency transactions                              $ (27,808,738)
                                                             -------------
  Change in unrealized appreciation -
    Investments                                              $  17,958,132
    Written options                                              1,539,066
    Translation of assets and liabilities in
      foreign currencies                                         3,321,168
                                                             -------------
      Net unrealized gain on investments and foreign
         currency translation                                $  22,818,366
                                                             -------------
        Net realized and unrealized loss on
          investments and foreign currency                   $  (4,990,372)
                                                             -------------
          Increase in net assets from operations             $  37,880,484
                                                             =============

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                   2001                            2000
-------------------------------------------------------------------------------------------------------------
Decrease in net assets:
From operations -
  Net investment income                                         $  42,870,856                   $  50,501,655
  Net realized loss on investments and foreign currency
    transactions                                                  (27,808,738)                    (27,150,648)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                           22,818,366                      (8,076,643)
                                                                -------------                   -------------
    Increase in net assets from operations                      $  37,880,484                   $  15,274,364
                                                                -------------                   -------------
Distributions declared to shareholders -
  From net investment income                                    $ (41,366,841)                  $ (35,553,670)
  From paid-in capital                                             (4,152,826)                    (15,231,841)
                                                                -------------                   -------------
    Total distributions declared to shareholders                $ (45,519,667)                  $ (50,785,511)
                                                                -------------                   -------------
Trust share (principal) transactions -
  Cost of shares reacquired                                     $  (4,785,254)                  $ (38,510,906)
                                                                -------------                   -------------
    Total decrease in net assets                                $ (12,424,437)                  $ (74,022,053)
Net assets:
  At beginning of year                                            567,191,174                     641,213,227
                                                                -------------                   -------------
  At end of year (including accumulated net investment
    loss and accumulated undistributed net investment
    income of $2,600,974 and $1,237,386, respectively)          $ 554,766,737                   $ 567,191,174
                                                                =============                   =============

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                              2001                2000             1999             1998            1997
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year              $  6.69             $  7.03          $  7.17          $  7.79         $  7.71
                                                 -------             -------          -------          -------         -------
Income from investment operations# -
  Net investment income                          $  0.51             $  0.58          $  0.56          $  0.59         $  0.59
  Net realized and unrealized gain (loss)
    on investments and foreign currency            (0.06)              (0.40)           (0.14)           (0.63)           0.09
                                                 -------             -------          -------          -------         -------
      Total from investment operations           $  0.45             $  0.18          $  0.42          $ (0.04)        $  0.68
                                                 -------             -------          -------          -------         -------
Less distributions declared to
  shareholders -
  From net investment income                     $ (0.49)            $ (0.41)         $ (0.57)         $ (0.58)        $ (0.62)
  From paid in capital                             (0.05)              (0.17)            --               --              --
                                                 -------             -------          -------          -------         -------
      Total distributions declared to
        shareholders                             $ (0.54)            $ (0.58)         $ (0.57)         $ (0.58)        $ (0.62)
                                                 -------             -------          -------          -------         -------
Net increase from repurchase of capital
  shares                                         $  0.00+            $  0.06          $  0.01          $  --           $  0.02
                                                 -------             -------          -------          -------         -------
Net asset value - end of year                    $  6.60             $  6.69          $  7.03          $  7.17         $  7.79
                                                 -------             -------          -------          -------         -------
Per share market value - end of year             $ 6.060             $ 6.000          $ 6.063          $ 6.438         $ 7.125
                                                 =======             =======          =======          =======         =======
Total return at market value                        9.83%               8.84%            2.81%           (1.89)%          8.93%
Ratios (to average net assets)/Supplemental data:
  Interest expense                                  --  %               --  %            --  %            --  %           0.18%
  Other expenses##                                  1.06%               1.06%            1.05%            1.05%           0.93%
  Total expense                                     1.06%               1.06%            1.05%            1.05%           1.11%
  Net investment income                             7.65%               8.23%            7.80%            7.70%           7.64%
Portfolio turnover                                   103%                 82%              98%             155%            172%
Net assets at end of year (000 Omitted)         $554,767            $567,191         $641,213         $665,881        $723,649
Leverage analysis:
  Debt outstanding at end of year (000
    Omitted)                                     $  --               $  --            $  --            $  --           $  --
  Average daily balance of debt outstanding
    (000 Omitted)                                $  --               $  --            $  --            $  --           $18,854
  Average daily number of shares
    outstanding (000 Omitted)                     84,137              87,811           92,464           92,880          93,951
  Average debt per share                         $  --               $  --            $  --            $  --           $  0.20

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.
 + Per share amount was less than $0.01

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Multimarket Income Trust (the trust) is a non-diversified trust that is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Future contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS trusts selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the Plan.

Written Options - The trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the trust. The trust, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the trust's management on the direction of interest rates.

Futures Contracts - The trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the trust is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the trust each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the trust. The trust's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the trust's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the trust has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the trust may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the trust at a future date, usually beyond customary settlement time.

The trust may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The trust holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the trust may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the trust's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

The trust may enter into "TBA" (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

The trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the trust will begin amortizing premiums on debt securities effective November 1, 2001. Prior to this date, the trust did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the trust. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities. During the year ended October 31, 2001, accumulated net investment loss increased by $1,189,549, and accumulated net realized loss on investments and foreign currency transactions decreased by $1,189,549, due to differences between book and tax accounting. In addition, $4,152,826 was designated a tax return of capital distribution. This change had no effect on the net assets or net asset value per share.

At October 31, 2001, the trust, for federal income tax purposes, had a capital loss carryforward of $63,179,249 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

              EXPIRATION DATE
              ---------------
              October 31, 2003                         $ 3,003,441
              October 31, 2007                          18,400,020
              October 31, 2008                          19,415,923
              October 31, 2009                          22,359,865
                                                       -----------
                  Total                                $63,179,249
                                                       ===========

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.34% of the trust's average daily net assets and 5.40% of investment income.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). Included in Trustees' compensation is a net periodic pension expense of $32,311 for the year ended October 31, 2001.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust pays MFS an administrative fee at the following annual percentages of the trust's average daily net assets:

          First $2 billion                                   0.0175%
          Next $2.5 billion                                  0.0130%
          Next $2.5 billion                                  0.0005%
          In excess of $7 billion                            0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES             SALES
-----------------------------------------------------------------------------
U.S. government securities                     $276,868,351      $305,324,500
                                               ------------      ------------
Investments (non-U.S. government securities)   $304,637,298      $247,013,352
                                               ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $576,057,449
                                                                 ------------
Gross unrealized appreciation                                    $ 24,044,165
Gross unrealized depreciation                                     (42,031,981)
                                                                 ------------
    Net unrealized depreciation                                  $(17,987,816)
                                                                 ============

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized 124,846,052 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                   YEAR ENDED OCTOBER 31, 2001    YEAR ENDED OCTOBER 31, 2000
                   ---------------------------   ----------------------------
                      SHARES            AMOUNT        SHARES           AMOUNT
------------------------------------------------------------------
Treasury shares
  reacquired       (771,000)     $ (4,785,254)   (6,390,600)    $(38,510,906)
                   --------      ------------    ----------     ------------
    Net decrease   (771,000)      (4,785,254)    (6,390,600)     (38,510,906)
                   --------      ------------    ----------     ------------

In accordance with the provisions of the trust's prospectus, 771,000 shares of beneficial interest were purchased by the trust during year ended October 31, 2001 at an average price per share of $6.0976 and a weighted average discount of 8.73% per share. The trust repurchased 6,390,600 shares of beneficial interest during the year ended October 31, 2001, at an average price per shares of $6.026 and a weighted average discount of 13.87% per share.

(6) Line of Credit
The trust and other affiliated trusts participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each trust, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating trusts at the end of each quarter. The commitment fee allocated to the trust for the year ended October 31, 2001, was $5,757. The trust had no borrowings during the year.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                               NUMBER OF           PREMIUMS
                                               CONTRACTS           RECEIVED
-----------------------------------------------------------------------------
Outstanding, beginning of year                         7        $ 1,163,526
Options written                                       29          8,674,985
Options terminated in closing transactions           (19)        (4,779,065)
Options exercised                                     (8)        (1,080,195)
Options expired                                       (5)        (1,152,832)
                                                     ---        -----------
Outstanding, end of year                               4        $ 2,826,419
                                                     ===        ===========

At October 31, 2001, the trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                                                                                UNREALIZED
                                    CONTRACTS TO                            CONTRACTS         APPRECIATION
         SETTLEMENT DATE         DELIVER/RECEIVE    IN EXCHANGE FOR          AT VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales
  11/05/01 - 04/30/02     BRL         19,709,509       $  7,311,954      $  6,765,434          $  546,520
        12/18/01          DKK            954,663            116,337           115,083               1,254
        12/18/01          EUR         34,203,025         31,427,267        30,699,539             727,728
        12/18/01          GBP          9,947,758         14,571,476        14,411,244             160,232
        12/04/01          MXN          2,300,000            242,770           246,123              (3,353)
        12/18/01          NZD          2,560,125          1,075,252         1,051,088              24,164
        11/05/01          TWD          8,720,000            251,587           253,120              (1,533)
  11/13/01 - 11/26/01     ZAR          2,335,425            252,390           246,709               5,681
                                                       ------------      ------------          ----------
                                                       $ 55,249,033      $ 53,788,340          $1,460,693
                                                       ============      ============          ==========
Purchases
        12/18/01          AUD             16,424       $      8,425      $      8,234          $      191
  11/05/01 - 04/30/02     BRL         19,709,509          7,334,142         6,765,435             568,707
        12/18/01          EUR         81,585,653         74,004,319        73,228,670             775,649
        12/18/01          JPY      5,161,562,965         44,162,105        42,256,657           1,905,448
  12/04/01 - 12/21/01     MXN          9,200,000            971,119           982,508             (11,389)
        12/18/01          SEK            173,900             16,482            16,272                 210
  11/13/01 - 12/03/01     ZAR          4,515,621            479,620           477,235               2,385
                                                       ------------      ------------          ----------
                                                       $126,976,212      $123,735,011          $3,241,201
                                                       ============      ============          ==========

At October 31, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $2,495,750 with Duetsche Bank and net receivables of $3,835,121 with CS First Boston, $238,283 with Merrill Lynch, and $1,225,279 with UBS Warburg.

At October 31, 2001, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of MFS Multimarket Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Multimarket Income Trust (the Fund), including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Multimarket Income Trust at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                ERNST & YOUNG
Boston, Massachusetts
December 7, 2001

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------
IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

FOR THE YEAR ENDED OCTOBER 31, 2001, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 2.09%.
--------------------------------------------------------------------------------

MFS(R) MULTIMARKET INCOME TRUST

TRUSTEES                                                 PORTFOLIO MANAGER
J. Atwood Ives+(2) - Chairman and Chief                  Steven E. Nothern*
Executive Officer, Eastern Enterprises
(diversified services company)                           TREASURER
                                                         James O. Yost*
Lawrence T. Perera+(1) - Partner, Hemenway &
Barnes (attorneys)                                       ASSISTANT TREASURERS
                                                         Mark E. Bradley*
William J. Poorvu+(1) - Adjunct Professor,               Robert R. Flaherty*
Harvard University Graduate School of Business           Ellen Moynihan*
Administration
                                                         SECRETARY
Charles W. Schmidt+(2) - Private Investor                Stephen E. Cavan*

Arnold D. Scott* - Senior Executive Vice                 ASSISTANT SECRETARY
President, Director, and Secretary, MFS                  James R. Bordewick, Jr.*
Investment Management
                                                         TRANSFER AGENT, REGISTRAR, AND
Jeffrey L. Shames* - Chairman and Chief                  DIVIDEND DISBURSING AGENT
Executive Officer, MFS Investment Management             State Street Bank and Trust Company
                                                         c/o MFS Service Center, Inc.
Elaine R. Smith+(1) - Independent Consultant             P.O. Box 9024
                                                         Boston, MA 02205-9824
David B. Stone+(1)(2) - Chairman, North                  1-800-637-2304
American Management Corp. (investment advisers)
                                                         CUSTODIAN
INVESTMENT ADVISER                                       State Street Bank and Trust Company
Massachusetts Financial Services Company
500 Boylston Street                                      AUDITORS
Boston, MA 02116-3741                                    Ernst & Young LLP


  + Independent Trustee
  * MFS Investment Management
(1) Member of Audit Committee
(2) Member of Portfolio Trading Committee

MFS(R) MULTIMARKET INCOME TRUST                                 ------------
                                                                 PRSRT STD
[logo] M F S(R)                                                 U.S. Postage
INVESTMENT MANAGEMENT                                               Paid
                                                                    MFS
500 Boylston Street                                             ------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R).
500 Boylston Street, Boston, MA 02116.                        MMTCE-2 12/01 63M